UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2005

Huttig Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14982	43-0334550
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation )		Identification No.)

555 Maryville University Dr., Suite 200, St. Louis, MO	63141
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (314) 216-2600

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 1, 2005, Cemex, S.A. de C.X. (“Cemex”), acting through a subsidiary, completed its acquisition of all of the issued share capital of RMC Group p.l.c. (“RMC”). Under the terms of the Rights Agreement between the Registrant and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.) (the “Rights Agent”) dated December 6, 1999, as amended by Amendment No. 1 to Rights Agreement dated March 16, 2000 (as amended, the “Rights Agreement”), consummation of the acquisition of RMC by Cemex may have resulted in Cemex becoming an Acquiring Person as defined in the Rights Agreement with respect to the 5,755,940 shares of Common Stock of the Registrant owned by The Rugby Group Limited, a subsidiary of RMC (“Rugby”). On February 25, 2005, the Registrant and the Rights Agent entered into Amendment No. 2 to Rights Agreement (“Amendment No. 2”), which amended the Rights Agreement to exclude Cemex from the definition of “Acquiring Person” until April 15, 2005. The Registrant has excluded Cemex from the definition of Acquiring Person on a temporary basis as described above in order to give Cemex sufficient time to cause Rugby to reduce its holdings in the Registrant to below 20% of the outstanding Common Stock of the Registrant. Cemex will cease to be exempt from the definition of “Acquiring Person” under the Rights Agreement on April 15, 2005 unless the Registrant further amends the Rights Agreement or Cemex reduces its ownership in the Registrant to less than 20% prior to April 15, 2005.

The foregoing description of Amendment No. 2 is not a complete description of the terms thereof and is qualified in its entirety by reference to the complete text of Amendment No. 2, which is filed as an exhibit hereto and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference to this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
4.1	Amendment No. 2 to Rights Agreement, dated February 25, 2005, by and between Huttig Building Products, Inc. and Mellon Investor Services LLC, as Rights Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huttig Building Products, Inc.
(Registrant)

Date: March 2, 2005	/s/ Michael A. Lupo
Name: Michael A. Lupo
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment No. 2 to Rights Agreement, dated February 25, 2005, by and between Huttig Building Products, Inc. and Mellon Investor Services LLC, as Rights Agent.